UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2026	(February 23, 2026)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware Ohio	43015
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Former name, former address and former fiscal year, if changed since last report: Not Applicable

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on February 23, 2026. At the Annual Meeting, the holders of the Company's Class B Common Stock voted on the following proposals and cast their votes as described below.

Proposal 1

To elect the following persons as directors for one-year terms: Ole G. Rosgaard, Bruce A. Edwards, Mark A. Emkes, Jillian C. Evanko, John W. McNamara, Frank C. Miller, Karen A. Morrison, Robert M. Patterson, B. Andrew Rose and Kimberly T. Scott, the ten persons nominated by the Company’s Board of Directors.

PROPOSAL 001 ELECTION OF DIRECTORS

***	FOR	WITHHELD
Ole G. Rosgaard	17,226,727	30,941
Bruce A. Edwards	17,219,852	37,816
Mark A. Emkes	16,549,739	707,929
Jillian C. Evanko	17,229,164	28,504
John W. McNamara	16,402,317	855,351
Frank C. Miller	16,010,982	1,246,686
Karen A. Morrison	17,228,516	29,152
Robert M. Patterson	17,159,967	97,701
B. Andrew Rose	17,224,094	33,574
Kimberly T. Scott	16,491,055	766,613

Proposal 2

To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

PROPOSAL 002 ADVISORY VOTE ON RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2026

***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	19,007,425	6,422	1,330	—
Proposal 3
To consider and vote upon the proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables, as well as the other narrative compensation disclosures contained in the proxy statement for the Annual Meeting.

PROPOSAL 003 ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	17,169,199	79,944	8,525	1,757,509

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: February 25, 2026	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer